 As filed with the Securities and Exchange Commission on October 3, 2000
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------


                                DOCUMENTUM, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                       95-4261421
 (State of Incorporation)                  (I.R.S. Employer Identification No.)

                                  ------------

                            6801 Koll Center Parkway
                        Pleasanton, California 94566-3145
                    (Address of principal executive offices)

                                  ------------

                  Documentum, Inc. Employee Stock Purchase Plan
                 1995 Non-Employee Directors' Stock Option Plan
                     1996 Non-Officer Equity Incentive Plan
                            (Full title of the plans)



                                  ------------



                                Jeffrey A. Miller
                      President and Chief Executive Officer
                                Documentum, Inc.
                            6801 Koll Center Parkway
                        Pleasanton, California 94566-3145
                                 (925) 600-6800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                  ------------

                                   Copies to:
                           James F. Fulton, Jr., Esq.
                               COOLEY GODWARD LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                           Palo Alto, California 94306
                                 (650) 843-5000

                                  ------------

                                                                   Page 1 of ___
                                                       Exhibit Index at Page ___

                         CALCULATION OF REGISTRATION FEE
====================================================================================================================================

                                                           Proposed Maximum           Proposed Maximum
    Title of Securities                                        Offering                  Aggregate                 Amount of
     to be Registered        Amount to be Registered      Price per Share (1)        Offering Price (1)         Registration Fee
------------------------------------------------------------------------------------------------------------------------------------


  Common Stock, par value        1,300,000 shares           $88.50-$39.438              $78,930,869                $20,837.75
      $.001 per share
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon (a) for shares issuable under the Company's Employee Stock Purchase Plan calculated on the basis of 85% of the average high and low price of Registrant's Common Stock on September 29, 2000, as reported on the Nasdaq National Market; (b) for shares issuable pursuant to outstanding options under the Company's Non-Officer Equity Incentive Plan and Non-Employee Directors' Stock Option Plan calculated on the basis of the actual exercise price; or (c) for shares issuable pursuant to unissued options under the 1995 Non-Employee Directors' Stock Option Plan, the average of the high and low prices of Registrant's Common Stock on September 29, 2000, as reported on the Nasdaq National Market. The chart below details the calculation of the registration fee.

(2) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of the Registrant's Common Stock that becomes issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding shares of Common Stock.


                         CALCULATION OF REGISTRATION FEE
===========================================================================================================
      Title of Shares            Number of Shares      Offering Price Per Share   Aggregate Offering Price
-----------------------------------------------------------------------------------------------------------

Common Stock issuable                250,000                    $69.41                  $17,352,500
pursuant to the
Documentum, Inc. Employee
Stock Purchase Plan
===========================================================================================================

Common Stock issuable                 4,168                     $46.00                    $191,728
pursuant to the
outstanding options under
the 1995 Non-Employee
Directors' Stock Option
Plan
===========================================================================================================

Common Stock issuable                 95,832                    $81.66                 $7,825,641.10
pursuant to unissued
options under the 1995
Non-Employee Directors'
Stock Option Plan

-----------------------------------------------------------------------------------------------------------

Common Stock issuable                950,000                $88.50-$39.438              $53,561,000
pursuant to the
outstanding options under
the 1996 Non-Officer
Equity Incentive Plan
===========================================================================================================


         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of Registration Statement on Form S-8 (No. 333-081832) filed with the Securities and Exchange Commission on March 4, 1996, Registration Statement on Form S-8 (No. 333-08709) filed with the Securities and Exchange Commission on July 24, 1996, Registration Statement on Form S-8 (No. 333-15239) filed with the Securities and Exchange Commission on October 31, 1996, Registration Statement on Form S-8 (No. 333-39027) filed with the Securities and Exchange Commission on October 30, 1997, Registration Statement on Form S-8 (No. 333-59353) filed with the Securities and Exchange Commission on July 17, 1998, Registration Statement on Form S-8 (No. 333-61871) filed with the Securities and Exchange Commission on August 20, 1998 and Registration

Statement on Form S-8 (No. 333-86799) filed with the Securities and Exchange Commission on September 9, 1999 are incorporated by reference into this Registration Statement:


                                    EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION

4.1(2)      Amended and Restated Certificate of Incorporation.
4.2(1)      Amended and Restated Bylaws.
4.3(3)      Certificate of Amendment to the Amended and Restated Certificate of
            Incorporation.
4.4(1)      Specimen stock certificate.
4.5(1)      Amended and Restated Investor Rights Agreement, dated
            September 20, 1994, between the Registrant and certain investors.
5.1         Opinion of Cooley Godward LLP.
23.1        Consent of PricewaterHouse Coopers LLP.
23.2        Consent of Arthur Andersen LLP.
23.3        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement.
24.1        Power of Attorney.  Reference is made to the signature page.
99.1        Registrant's Employee Stock Purchase Plan, as amended.
99.2        Registrant's 1995 Non-Employee Directors' Stock Option Plan, as
            amended
99.3        Registrant's 1996 Non-Officer Equity Incentive Plan, as amended
---------------

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.
(2)      Filed as an exhibit to the Form S-8 Registration Statement
         (No. 333-01832) and incorporated herein by reference.
(3)      Filed as an  exhibit  to the  Form S-3  Registration  Statement
         (No. 333-59331), as amended through the date hereof and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on October 3, 2000.


                                                 DOCUMENTUM, INC.


                                                 By: /s/ Bob L. Corey
                                                    ----------------------------
                                                           Bob L. Corey


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey A. Miller and Bob L. Corey, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                          TITLE                                   DATE

        /s/ JEFFREY A. MILLER                                President & Chief Executive Officer       October 3, 2000
--------------------------------------------
                 (JEFFREY A. MILLER)

        /s/ BOB L. COREY                                     Chief Financial Officer (Principal        October 3, 2000
--------------------------------------------                 Financial and Accounting Officer)
                   (BOB L. COREY)

        /s/ ROBERT ADAMS                                     Director                                  October 3, 2000
--------------------------------------------
                   (ROBERT ADAMS)

        /s/ GARY BANKS                                       Director                                  October 3, 2000
--------------------------------------------
                    (GARY BANKS)

        /s/ JOHN HAMM                                        Director                                  October 3, 2000
--------------------------------------------
                     (JOHN HAMM)

        /s/ GEOFFREY MOORE                                   Director                                  October 3, 2000
--------------------------------------------
                  (GEOFFREY MOORE)



        /s/ MICHAEL PEHL                                     Director                                  October 3, 200
--------------------------------------------
                   (MICHAEL PEHL)

        /s/ ED ZANDER                                        Director                                  October 3, 2000
--------------------------------------------
                     (ED ZANDER)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
4.1(2)   Amended and Restated Certificate of Incorporation.
4.2(1)   Amended and Restated Bylaws.
4.3(3) Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
4.4(1)   Specimen stock certificate.
4.5(1)   Amended and Restated Investor Rights Agreement, dated
         September 20,1994, between the Registrant and certain investors.
5.1      Opinion of Cooley Godward LLP.
23.1     Consent of PricewaterHouse Coopers LLP.
23.2     Consent of Arthur Andersen LLP.
23.3 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.
24.1     Power of Attorney.  Reference is made to the signature page.
99.1     Registrant's Employee Stock Purchase Plan, as amended.
99.2     Registrant's 1995 Non-Employee Directors' Stock Option Plan, as amended
99.3     Registrant's 1996 Non-Officer Equity Incentive Plan, as amended
---------------

(1)  Filed as an exhibit to the Form S-1 Registration Statement (No.
     33-80047), as amended through the date hereof and incorporated herein by reference.
(2)  Filed as an exhibit to the Form S-8 Registration
     Statement (No. 333-01832) and incorporated herein by reference.
(3) Filed as an exhibit to the Form S-3 Registration Statement (No. 333-59331), as amended through the date hereof and incorporated herein by reference.